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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549





                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): November 29, 1995


                                REVCO D.S., INC.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-5025                  34-1527876
         --------                       ------                  ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)




    1925 Enterprise Parkway, Twinsburg, Ohio                       44087
     (Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code:  (216) 425-9811.

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ITEM 5.  OTHER EVENTS.

         On November 30, 1995, Rite Aid Corporation ("Rite Aid") and Revco D.S., Inc. ("Revco") issued a joint press release announcing the execution of an Agreement and Plan of Merger pursuant to which Rite Aid would acquire Revco in a two-step transaction involving a first-step tender offer and a second-step merger (the "Transaction"). A copy of the press release is attached to this Form 8-K as Exhibit "99.1".

         In connection with the Transaction, Revco filed a Schedule 14D-9 Solicitation/Recommendation Statement dated December 4, 1995 (the "Schedule 14D-9"), with the Securities and Exchange Commission. A copy of the Agreement and Plan of Merger was attached to the Schedule 14D-9 as Exhibit 3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      Exhibit Number      Description
      --------------      -----------
          99.1           Press Release

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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  REVCO D.S., INC.



Date: December 6, 1995            By:  /s/  JACK A. STAPH
                                       --------------------------------
                                       Jack A. Staph
                                       Senior Vice President, Secretary
                                       and General Counsel